UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 28, 2021
Date of Report (date of earliest event reported)
Overstock.com, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

799 W. Coliseum Way
Midvale, Utah 84047
(Address of principal executive offices, including zip code)

(801) 947-3100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	OSTK	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On October 28, 2021, Overstock.com, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the three and nine months ended September 30, 2021. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Current Report on Form 8-K and in the exhibit that is furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as may expressly be set forth in any such filing by specific reference.

Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

Exhibit Number	Exhibit Description
99.1	Press Release issued October 28, 2021
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101)

This press release and the October 28, 2021 conference call and webcast to discuss our financial results may contain forward-looking statements within the meaning of the federal securities laws. Such forward-looking statements include all statements other than statements of historical fact, including forecasts of trends, market conditions, and other factors that will impact our results of operations. You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We undertake no obligation to update any forward-looking statements as a result of any new information, future developments, or otherwise. These forward-looking statements are inherently difficult to predict. Actual results could differ materially for a variety of reasons, including but not limited to, the duration of the COVID-19 pandemic and its ultimate impact on our business and results of operations, adverse tax, regulatory or legal developments, and competition, including how such factors will be impacted at such time as the pandemic subsides throughout the country and globally. Other risks and uncertainties include, among others, the inherent risks associated with difficulties we may have with our fulfillment partners, supply chain, access to products, shipping costs, attraction/retention of employees, search engine optimization results, payment processors, infrastructure, including cyber-attacks or data breaches affecting us or any of them, and whether our partnership with Pelion Venture Partners will be able to achieve its objectives. More information about factors that could potentially affect our financial results are included in our Form 10-K for the year ended December 31, 2020, our Form 10-Q for the quarter ended March 31, 2021, and our Form 10-Q for the quarter ended June 30, 2021, which were filed with the Securities and Exchange Commission on February 26, 2021, May 6, 2021, and August 5, 2021, respectively, and in our subsequent filings with the Securities and Exchange Commission. The Form 10-K, Form 10-Q's, and our subsequent filings with the Securities and Exchange Commission identify important factors that could cause our actual results to differ materially from those contained in or contemplated by our projections, estimates and other forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ ADRIANNE B. LEE
Adrianne B. Lee
Chief Financial Officer
Date:	October 28, 2021

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